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                          VARITRAK PRODUCT PROSPECTUS
                      SUPPLEMENT DATED DECEMBER 24, 1997
                        TO PROSPECTUS DATED MAY 1, 1997


The planned reorganization resulting in the combination of the Common Stock Portfolio and the Growth Portfolio of the Market Street Fund, Inc. (the "Fund"), by transferring the assets and liabilities of the Common Stock Portfolio to the Growth Portfolio and exchanging the shares of stock representing interests in the Common Stock Portfolio for shares of stock representing interests in the Growth Portfolio (the "Reorganization"), became effective on December 12, 1997. The Reorganization was approved at a Special Meeting of Shareholders of the Common Stock Portfolio held on December 5, 1997. Since May 1, 1997, the Growth Portfolio has been managed by Sentinel Advisors Company, which also managed the Common Stock Portfolio. Both Portfolios were managed by the same portfolio management teams in essentially the same style.